SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                May 10, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                             ALL-AMERICAN SPORTPARK, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Nevada                   0-024970                  88-0203976
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


            6730 South Las Vegas Boulevard, Las Vegas, NV  89119
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (702) 798-7777
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 10, 2006 All-American SportPark, Inc. (the "Company") engaged the accounting firm of L.L. Bradford & Company, LLC ("L.L. Bradford") to serve as the Company's independent registered public accounting firm. L.L. Bradford replaced the firm of Piercy Bowler Taylor and Kern which had advised the Company that it would not stand for reappointment on April 17, 2006. A Form 8-K reporting that event was previously filed.

     Through May 10, 2006, neither the Company nor anyone on its behalf consulted with L.L. Bradford with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matter or reportable event as set forth in Item 304 of the SEC's Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALL-AMERICAN SPORTPARK, INC.


Date:  May 11, 2006               By:/s/ Ronald S. Boreta
                                     Ronald S. Boreta, President